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                                                                  EXHIBIT 10.102


                                  AMENDMENT TO
                               CUSTODIAN AGREEMENT

     THIS AMENDMENT, dated March , 1999 (this "Amendment") to the Custodian Agreement, dated October 15, 1998 (the "Custodian Agreement"), by and among HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation ("Custodian"), NATIONAL AUTO FINANCE COMPANY, INC. as Administrator (the "Company" or "NAFI") and HARRIS TRUST AND SAVINGS BANK as (i) trustee pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1995, pursuant to which the National Auto Finance 1995-1 Trust was formed and the Pooling and Servicing Agreement, dated as of October 21, 1996, pursuant to which the National Auto Finance 1996-1 Trust was formed, each among National Financial Auto NFAFT ("NFAFT"), NAFI, as successor to National Auto Finance Company L.P., and Harris Trust and Savings Bank, as trustee, (ii) trust collateral agent pursuant to the Sale and Servicing Agreement, dated as of June 29, 1997, among NFAFT, NAFI, National Auto Finance 1997-1 Trust and Harris Trust and Savings Bank, as trust collateral agent and the Sale and Servicing Agreement, dated as of December 15, 1997, among NFAFT, NAFI, National Auto Finance 1998-1 Trust and Harris Trust and Savings Bank, as trust collateral agent, and (iii) trust collateral agent pursuant to the Indenture, dated as of June 29, 1997, between National Auto Finance 1997-1 Trust and Harris Trust and Savings Bank, as trust collateral agent and indenture trustee and the Indenture, dated as of December 15, 1997, between National Auto Finance 1998-1 Trust and Harris Trust and Savings Bank, as trust collateral agent and indenture trustee (each such agreement referenced in the preceding clauses (i) through (iii), as such agreement has been amended as of the date hereof and as the same may be further amended, supplemented, amended and restated or otherwise modified in accordance with the terms thereof, an "Agreement" and, collectively, the "Agreements"). Harris Trust and Savings Bank in its capacity as trustee as referenced in clause (i) above and trust collateral agent as referenced in clauses (ii) and (iii) above shall be referred to herein as "Trustee." National Auto Finance 1995-1 Trust, National Auto Finance 1996-1 Trust, National Auto Finance 1997-1 Trust, and National Auto Finance 1998-1 Trust, shall each be referred to herein as a "NAFI Trust" and together shall be referred to herein as the "NAFI Trusts."

                                   WITNESSETH

     WHEREAS the parties hereby desire to amend certain terms of the Custodian Agreement.

     NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

          SECTION 1. DEFINED TERMS. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Custodian Agreement.

          SECTION 2. AMENDMENTS TO THE CUSTODIAN AGREEMENT

          Section 4 of the Custodian Agreement shall be amended as follows:


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     MAINTENANCE OF CUSTODIAN DOCUMENTS. (a) Senior Interests and Perfection on
behalf of Senior Interest. The Custodian agrees to maintain the Custodian Documents in its possession at its office located at 111 West Monroe Street, Lower Level West, Chicago, Illinois 60603 or at such other location as Custodian shall give Trustee thirty (30) days advance written notice. It is intended that by the Custodian's possession of the Custodian Documents pursuant to this Custodian Agreement that the Trustee will be deemed to have possession of the Custodian Documents for purposes of Section 9-305 of the UCC as in effect in the state in which the Custodian Documents are located, for itself and as Trustee on behalf of the Series 1995-1 Certificateholders, the Series 1996-1 Certificateholders, the Series 1997-1 Noteholders, the Series 1998-1 Noteholders (the "Related Security Holders") the Collateral Agent and Financial Security Assurance Inc. ("FSA") (the interest of all such holders herein, the "Senior Lien Holders"), all as set forth in the Subordination and Intercreditor Agreement, by and among NFAFT, the NAFI Trusts, NAFI, First Union National Bank ("FUNB"), FSA and Harris (the "Intercreditor Agreement").

     (b) Subordinate Interest. The Custodian acknowledges, pursuant to the Revolving Credit Term Loan and Security Agreement (the "Credit Agreement") among NFAFT, NAFI, and FUNB, that FUNB has been granted a security interest, subordinate only to the interests of the Senior Lien Holders in the Custodian Documents and, until the applicable Insurance Termination Date related thereto such security interests of FUNB are subordinate only to the interests of the Senior Lien Holders under the Intercreditor Agreement and such security interests of FUNB shall, immediately upon the related Insurance Termination Date (as defined in the immediately succeeding sentence) be as a perfected security interest prior to all other Liens, claims and encumbrances in, to, and under the Custodian Documents, until the Final Insurance Termination Date related thereto related to such Insurance Termination Date with respect to the related NAFI Trust. The "Insurance Termination Date" with respect to any NAFI Trust is the termination date of (i) in the case of National Auto Finance 1995-1 Trust, the Insurance and Indemnity Agreement dated as of November 21, 1995, (ii) in the case of National Auto Finance 1996-1 Trust, the Insurance and Indemnity Agreement dated as of November 13, 1996, (iii) in the case of National Auto Finance 1997-1 Trust, the Insurance and Indemnity Agreement dated as of July 23, 1997, and (iv) in the case of National Auto Finance 1998-1 Trust, the Insurance and Indemnity Agreement dated as of January 20, 1998, in each case among FSA, NFAFT, and NAFI and, in the case of the latter two agreements, also among the related NAFI Trust, in each case as such Insurance and Indemnity Agreement terminates in accordance with its terms pursuant to Section 4.01 thereof. The Custodian covenants that it shall, immediately after each such Insurance Termination Date with respect to any NAFI Trust, unless there shall have been a foreclosure by any of the Senior Lien Holders under the Intercreditor Agreement,
(i) hold the Custodian Documents related to such NAFI Trust as bailee and Custodian of FUNB for the purpose of perfecting the Lender's interest in a sale of, or security interest in the Custodian Documents, until the Obligations (as defined in the Credit Agreement) are paid in full to FUNB, (ii) not act to harm the interests of FUNB in such bailment, and (iii) only follow the written instructions of FUNB with respect to such bailment until the Obligations are paid in full to the Lender. Until such time as the Insurance Termination Date with respect to the related NAFI Trust has occurred, (i) the interest of FUNB in the related Custodian Documents shall be subordinate to the interests of the Senior Lien Holders, as aforesaid and as set forth in the Intercreditor Agreement, (ii) no authority shall be conferred upon FUNB to direct any Custodian with respect to the NAFI Trust to which such Custodian's duties relate, and (iii) the Custodian shall maintain possession of any


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Custodian Documents for purposes of perfection of a sale thereof, or security interest therein, only for the benefit of the Senior Lien Holders as described in paragraph (a) above and shall not maintain possession of any Custodian Documents for purposes of perfection of a sale thereof, or security interest therein, for any other person. Until the Insurance Termination Date with respect to the related NAFI Trust has occurred, the Custodian shall continue to follow the direction of the Controlling Party exclusively. Custodian shall be notified in writing by FUNB when the Obligations are paid in full and at such time, the Custodian shall then cease to hold the Custodian Documents for the benefit of FUNB, and shall follow the procedures in Section 10 of the Custodian Agreement.

     In the event of a foreclosure by any of the Senior Lien Holders under the Intercreditor Agreement, the Custodian shall dispose of or retain the Custodian Documents as directed by such foreclosing creditor free and clear of the interests of FUNB hereunder.

     SECTION 3. FSA, by execution of its acknowledgement hereto, consents to this Amendment and, as Controlling Party under the Agreements, directs Harris Trust and Savings Bank as Trustee and as Custodian to enter into this Amendment.

     In the event of any contradiction or ambiguity between this Agreement and the Intercreditor Agreement, the terms of the Intercreditor shall govern. All disputes with respect to matters addressed in the Intercreditor Agreement shall be determine by reference to the Intercreditor Agreement exclusively and no provisions of this Agreement or any other Agreement should be interpreted as altering, amending, explaining or clarifying and provision of the Intercreditor Agreement.

     Nothing contained herein is intended to or should be deemed to (i) restrict in any manner the authority or discretion of the Controlling Party under the Agreements or (ii) any of the rights or remedies available to any of the Senior Lien Holders under the Intercreditor Agreement or the Agreements or any other Controlling Party (as defined in the Agreements).


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     IN WITNESS WHEREOF, each of the parties hereto have executed this Custodian
Agreement as of the date first above written.


                                       HARRIS TRUST AND SAVINGS BANK,
                                       as Custodian

                                          /s/ ROBERT D. FOLTZ
                                       ------------------------------------
                                       By:    ROBERT D. FOLTZ
                                       Title: VICE PRESIDENT

                                       HARRIS TRUST AND SAVINGS BANK,
                                       as Trustee

                                          /s/ ROBERT D. FOLTZ
                                       ------------------------------------
                                       By:    ROBERT D. FOLTZ
                                       Title: VICE PRESIDENT


                                       NATIONAL AUTO FINANCE COMPANY, INC.

                                          /s/ KEITH B. STEIN
                                       ------------------------------------
                                       By:    Keith B. Stein
                                       Title: Vice Chairman and
                                              Chief Executive Officer


Acknowledged and Agreed

FINANCIAL SECURITY ASSURANCE INC.

/s/ RICHARD J. BAUERFELD
-------------------------------
By: Richard J. Bauerfeld
Title: MD


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FIRST UNION NATIONAL BANK

    /s/ C. BRAND HOSFORD
-------------------------------
By:     C. BRAND HOSFORD
Title:  VICE PRESIDENT